UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	September 30

Date of reporting period:	December 31, 2009

ITEM 1.                  SCHEDULE OF INVESTMENTS

WESTERN ASSET VARIABLE RATE
STRATEGIC FUND INC.

FORM N-Q

DECEMBER 31, 2009

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited)	December 31, 2009

Face Amount†	Security	Value
CORPORATE BONDS & NOTES — 37.7%
CONSUMER DISCRETIONARY — 3.4%
Auto Components — 0.0%
10,000	American Axle & Manufacturing Holdings Inc., Senior Secured Notes, 9.250% due 1/15/17 (a)	$10,200
50,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	21,750
	Total Auto Components	31,950
Automobiles — 0.4%
400,000	Daimler Chrysler North America Holding Corp., Notes, 6.500% due 11/15/13	438,870
	Motors Liquidation Co., Senior Debentures:
50,000	8.250% due 7/15/23 (b)	13,500
400,000	8.375% due 7/15/33 (b)	110,000
	Total Automobiles	562,370
Diversified Consumer Services — 0.0%
30,000	Service Corp. International, Senior Notes, 7.625% due 10/1/18	29,850
Hotels, Restaurants & Leisure — 0.9%
226,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)	150,855
	El Pollo Loco Inc.:
120,000	Senior Notes, 11.750% due 11/15/13	109,800
20,000	Senior Secured Notes, 11.750% due 12/1/12 (a)	20,850
175,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17 (a)	183,969
100,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (b)(c)	41,875
40,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15 (a)	42,600
	MGM MIRAGE Inc.:
	Senior Notes:
230,000	7.625% due 1/15/17	179,975
35,000	11.375% due 3/1/18 (a)	31,500
	Senior Secured Notes:
20,000	10.375% due 5/15/14 (a)	21,800
55,000	11.125% due 11/15/17 (a)	61,187
200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	131,000
60,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16 (a)	59,550
25,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	19,750
10,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 4.680% due 2/1/14 (a)(d)	4,950
	Station Casinos Inc.:
155,000	Senior Notes, 7.750% due 8/15/16 (b)(c)	24,994
15,000	Senior Subordinated Notes, 6.875% due 3/1/16 (b)(c)	150
	Total Hotels, Restaurants & Leisure	1,084,805
Household Durables — 0.1%
45,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (c)	45,056
100,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12 (c)	96,500
	Total Household Durables	141,556
Media — 1.7%
	Affinion Group Inc.:
75,000	Senior Notes, 10.125% due 10/15/13	77,437
	Senior Subordinated Notes:
110,000	10.125% due 10/15/13	113,575

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Media — 1.7% (continued)
65,000	11.500% due 10/15/15	$68,413
40,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (a)	38,450
100,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (a)	112,500
2,000	CMP Susquehanna Corp., 4.774% due 5/15/14 (a)(c)(d)(e)	692
400,000	Comcast Corp., Senior Notes, 6.500% due 1/15/17	443,456
	DISH DBS Corp., Senior Notes:
375,000	6.625% due 10/1/14	379,219
65,000	7.875% due 9/1/19	68,494
	R.H. Donnelley Corp.:
80,000	Senior Discount Notes, 6.875% due 1/15/13 (b)	7,900
240,000	Senior Notes, 8.875% due 10/15/17 (b)	23,700
50,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	45,813
400,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	438,134
170,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14 (a)	188,062
30,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18 (a)	31,800
	Virgin Media Finance PLC:
60,000	Senior Bonds, 9.500% due 8/15/16	64,725
140,000	Senior Notes, 9.125% due 8/15/16	148,225
	Total Media	2,250,595
Multiline Retail — 0.1%
17,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	18,913
64,494	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (f)	63,365
	Total Multiline Retail	82,278
Specialty Retail — 0.1%
125,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14 (a)	119,375
45,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	46,800
	Total Specialty Retail	166,175
Textiles, Apparel & Luxury Goods — 0.1%
105,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	116,025
	TOTAL CONSUMER DISCRETIONARY	4,465,604
CONSUMER STAPLES — 1.1%
Beverages — 0.3%
390,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 4.125% due 1/15/15 (a)	396,434
Food & Staples Retailing — 0.7%
412,550	CVS Corp., Pass-through Certificates, 6.117% due 1/10/13 (a)	440,451
180,000	Kroger Co., Notes, 3.900% due 10/1/15	181,213
300,000	Safeway Inc., Senior Notes, 6.500% due 3/1/11	317,172
	Total Food & Staples Retailing	938,836
Food Products — 0.0%
30,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16 (a)	30,600
Tobacco — 0.1%
	Alliance One International Inc., Senior Notes:
40,000	10.000% due 7/15/16 (a)	42,200
30,000	10.000% due 7/15/16 (a)	31,650
	Total Tobacco	73,850
	TOTAL CONSUMER STAPLES	1,439,720
ENERGY — 5.0%
Energy Equipment & Services — 0.2%
155,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	153,644
60,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17 (a)	63,600

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Energy Equipment & Services — 0.2% (continued)
20,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	$20,750
	Total Energy Equipment & Services	237,994
Oil, Gas & Consumable Fuels — 4.8%
170,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	159,800
60,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	65,550
	Chesapeake Energy Corp., Senior Notes:
70,000	6.375% due 6/15/15	68,950
285,000	7.250% due 12/15/18	288,562
210,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	209,475
300,000	ConocoPhillips, 4.750% due 10/15/12	321,671
400,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	434,706
375,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	387,051
	Enterprise Products Operating LLP:
80,000	Junior Subordinated Notes, 8.375% due 8/1/66 (d)	78,097
120,000	Subordinated Notes, 7.034% due 1/15/68 (d)	110,264
30,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	28,988
	Kinder Morgan Energy Partners LP, Senior Notes:
240,000	7.500% due 11/1/10	251,318
170,000	6.000% due 2/1/17	178,742
330,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17 (a)	325,875
55,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	45,581
5,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	5,081
700,000	Pemex Project Funding Master Trust, Senior Notes, 0.855% due 12/3/12 (a)(d)	679,000
	Plains Exploration & Production Co., Senior Notes:
60,000	10.000% due 3/1/16	66,000
40,000	8.625% due 10/15/19	41,300
1,000,000	SandRidge Energy Inc., Senior Notes, 3.915% due 4/1/14 (d)	897,533
140,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	140,175
20,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	19,100
500,000	Williams Cos. Inc., Senior Notes, 8.750% due 3/15/32	599,943
	XTO Energy Inc., Senior Notes:
400,000	7.500% due 4/15/12	446,250
430,000	5.500% due 6/15/18	459,444
	Total Oil, Gas & Consumable Fuels	6,308,456
	TOTAL ENERGY	6,546,450
FINANCIALS — 17.4%
Capital Markets — 1.8%
400,000	Bear Stearns Cos. Inc., (JPM), 0.511% due 1/31/11 (d)	400,724
550,000	Goldman Sachs Capital III, Preferred Securities, 1.026% due 9/1/12 (d)(g)	362,477
730,000	Macquarie Bank Ltd., 2.600% due 1/20/12 (a)	745,737
400,000	Merrill Lynch & Co. Inc., Medium-Term Notes, 0.482% due 7/25/11 (d)	394,005
400,000	Morgan Stanley, Medium-Term Notes, 0.584% due 1/9/14 (d)	382,278
	Total Capital Markets	2,285,221
Commercial Banks — 5.4%
500,000	American Express Bank FSB, 0.534% due 6/12/17 (d)	430,662
3,300,000	Australia & New Zealand Banking Group Ltd., Senior Notes, 0.534% due 6/18/12 (a)(d)	3,277,058
	Barclays Bank PLC:
	Senior Notes:
500,000	2.500% due 1/23/13	499,789
140,000	5.200% due 7/10/14	148,550
200,000	5.000% due 9/22/16	204,652
100,000	Subordinated Notes, 6.050% due 12/4/17 (a)	101,929

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†		Security	Value
Commercial Banks — 5.4% (continued)
160,000		BB&T Corp., Senior Notes, 3.850% due 7/27/12	$165,710
210,000		Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19 (a)(d)(g)	223,306
14,936,000	RUB	HSBC Bank PLC, Credit-Linked Notes, (Russian Agricultural Bank), 8.900% due 12/20/10 (a)(d)	348,746
230,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(d)	206,765
640,000		Santander US Debt SA Unipersonal, Senior Notes, 0.333% due 7/23/10 (a)(d)	639,483
300,000		Wachovia Capital Trust III, Junior Subordinated Bonds, 5.800% due 3/15/11 (d)(g)	232,500
550,000		Wells Fargo & Co., Senior Notes, 3.750% due 10/1/14	548,970
		Total Commercial Banks	7,028,120
Consumer Finance — 4.6%
100,000		Aiful Corp., Notes, 5.000% due 8/10/10 (a)	86,500
400,000		American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (d)	362,000
		Ford Motor Credit Co., Senior Notes:
3,000,000		1.854% due 1/15/10 (d)	3,003,750
220,000		9.875% due 8/10/11	230,430
		GMAC LLC:
2,456,000		2.456% due 12/1/14 (a)(d)	1,980,150
		Senior Notes:
15,000		7.250% due 3/2/11 (a)	15,000
307,000		6.750% due 12/1/14 (a)	294,720
		Total Consumer Finance	5,972,550
Diversified Financial Services — 3.6%
200,000		AGFC Capital Trust I, Junior Subordinated Notes, 6.000% due 1/15/67 (a)(d)	72,000
129,278		Air 2 US, Notes, 8.027% due 10/1/19 (a)	111,421
100,000		CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	81,625
250,000		Chukchansi Economic Development Authority, Senior Notes, 4.024% due 11/15/12 (a)(d)	176,250
		Citigroup Inc.:
		Senior Notes:
850,000		6.375% due 8/12/14	890,755
120,000		5.500% due 10/15/14	121,630
685,000		Senior Subordinated Notes, 0.527% due 6/9/16 (d)	551,398
		General Electric Capital Corp.:
600,000		Senior Notes, 2.125% due 12/21/12	600,985
700,000		Subordinated Debentures, 6.375% due 11/15/67 (d)	611,625
80,000		Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	82,000
300,000		Merna Reinsurance Ltd., Subordinated Notes, 2.033% due 7/7/10 (a)(d)	295,530
190,000		TNK-BP Finance SA, 6.875% due 7/18/11 (a)	197,125
100,000		UPC Germany GmbH, Senior Secured Bonds, 8.125% due 12/1/17 (a)	101,625
20,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	21,150
125,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	130,156
690,000		Westpac Securities NZ Ltd., Senior Notes, 2.500% due 5/25/12 (a)	700,009
		Total Diversified Financial Services	4,745,284
Insurance — 0.3%
380,000		Metropolitan Life Global Funding I, Notes, 2.875% due 9/17/12 (a)	383,229
Real Estate Investment Trusts (REITs) — 0.0%
30,000		Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	29,175
Real Estate Management & Development — 0.1%
7,800		Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 22.755% due 6/30/15 (a)(c)	1,950

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Real Estate Management & Development — 0.1% (continued)
190,000	Realogy Corp., Senior Notes, 10.500% due 4/15/14	$165,300
	Total Real Estate Management & Development	167,250
Thrifts & Mortgage Finance — 1.4%
1,800,000	Societe Financement de l’Economie Francaise (SFEF), Senior Bonds, 0.713% due 7/16/12 (a)(d)	1,811,250
Thrifts & Mortgage Finance — 0.2%
300,000	Countrywide Financial Corp., Medium-Term Notes, 0.715% due 5/7/12 (d)	293,228
	TOTAL FINANCIALS	22,715,307
HEALTH CARE — 0.8%
Biotechnology — 0.0%
30,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16 (a)	30,600
Health Care Providers & Services — 0.8%
60,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	62,250
	HCA Inc.:
195,000	Notes, 6.375% due 1/15/15	185,006
105,000	Senior Secured Notes, 9.625% due 11/15/16 (f)	113,925
	Tenet Healthcare Corp.:
150,000	Senior Notes, 9.000% due 5/1/15 (a)	162,750
276,000	Senior Secured Notes, 8.875% due 7/1/19 (a)	299,460
10,000	Universal Hospital Services Inc., Senior Secured Notes, 8.500% due 6/1/15 (f)	9,900
127,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (d)(f)	119,380
	Total Health Care Providers & Services	952,671
Pharmaceuticals — 0.0%
145,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(c)	196
	TOTAL HEALTH CARE	983,467
INDUSTRIALS — 1.8%
Aerospace & Defense — 0.3%
340,000	Boeing Co., Senior Notes, 1.875% due 11/20/12	336,446
146,737	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (f)	90,243
	Total Aerospace & Defense	426,689
Airlines — 0.1%
160,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (a)	136,000
	Delta Air Lines Inc., Senior Secured Notes:
30,000	9.500% due 9/15/14 (a)	31,313
30,000	12.250% due 3/15/15 (a)	30,150
	Total Airlines	197,463
Building Products — 0.0%
5,000	Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	4,850
Commercial Services & Supplies — 0.4%
65,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15 (a)	71,825
120,000	Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (a)	107,700
90,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	91,575
	RSC Equipment Rental Inc.:
110,000	Senior Notes, 9.500% due 12/1/14	110,687
80,000	Senior Secured Notes, 10.000% due 7/15/17 (a)	87,400
	Total Commercial Services & Supplies	469,187

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Construction & Engineering — 0.5%
570,000	Odebrecht Finance Ltd., 7.500% due 10/18/17 (a)	$592,800
Marine — 0.1%
70,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14 (a)	73,238
Road & Rail — 0.3%
250,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	288,750
99,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	105,806
	Total Road & Rail	394,556
Trading Companies & Distributors — 0.1%
50,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	50,312
95,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	95,594
	Total Trading Companies & Distributors	145,906
	TOTAL INDUSTRIALS	2,304,689
INFORMATION TECHNOLOGY — 0.4%
IT Services — 0.4%
53,250	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (f)	50,587
430,000	GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15 (a)	424,625
	Total IT Services	475,212
Semiconductors & Semiconductor Equipment — 0.0%
15,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17 (a)	15,019
	TOTAL INFORMATION TECHNOLOGY	490,231
MATERIALS — 2.2%
Chemicals — 0.6%
300,000	Dow Chemical Co., 6.000% due 10/1/12	322,917
440,000	Potash Corp. of Saskatchewan Inc., Senior Notes, 3.750% due 9/30/15	438,453
35,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19 (a)	37,625
	Total Chemicals	798,995
Construction Materials — 0.0%
40,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14 (a)	41,900
Metals & Mining — 1.2%
	Freeport-McMoRan Copper & Gold Inc., Senior Notes:
420,000	3.886% due 4/1/15 (d)	418,165
170,000	8.375% due 4/1/17	186,405
150,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	152,437
25,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	23,937
110,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	115,500
95,000	Steel Dynamics Inc., Senior Notes, 7.375% due 11/1/12	98,325
	Teck Resources Ltd., Senior Secured Notes:
45,000	9.750% due 5/15/14	52,144
40,000	10.250% due 5/15/16	46,800
80,000	10.750% due 5/15/19	96,000
	Vale Overseas Ltd., Notes:
128,000	6.250% due 1/23/17	133,839
101,000	6.875% due 11/21/36	101,168
170,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (a)	174,675
	Total Metals & Mining	1,599,395
Paper & Forest Products — 0.4%
80,028	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (a)(b)	80,528
199,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15 (a)	169,399

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Paper & Forest Products — 0.4% (continued)
205,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14 (a)	$208,075
	Total Paper & Forest Products	458,002
	TOTAL MATERIALS	2,898,292
TELECOMMUNICATION SERVICES — 3.6%
Diversified Telecommunication Services — 1.8%
467,000	Axtel SAB de CV, Senior Notes, 7.625% due 2/1/17 (a)	458,827
150,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17 (a)	160,500
45,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	35,325
400,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	425,297
25,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (b)(c)	3
225,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	244,687
	Intelsat Jackson Holdings Ltd., Senior Notes:
40,000	9.500% due 6/15/16	43,000
140,000	8.500% due 11/1/19 (a)	144,900
40,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	38,000
250,000	Qwest Corp., Senior Notes, 3.504% due 6/15/13 (d)	241,875
400,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	427,302
190,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	194,275
	Total Diversified Telecommunication Services	2,413,991
Wireless Telecommunication Services — 1.8%
510,000	Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes, 3.750% due 5/20/11	526,071
125,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	125,313
400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	452,216
650,000	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28	543,562
731,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (a)	709,070
	Total Wireless Telecommunication Services	2,356,232
	TOTAL TELECOMMUNICATION SERVICES	4,770,223
UTILITIES — 2.0%
Electric Utilities — 0.9%
1,022,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14 (a)	1,108,870
18,000	FirstEnergy Corp., Notes, 6.450% due 11/15/11	19,309
10,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	10,300
	Total Electric Utilities	1,138,479
Gas Utilities — 0.0%
45,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	45,225
Independent Power Producers & Energy Traders — 1.1%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	389,062
25,000	8.875% due 2/15/11	26,188
120,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	104,700
	Edison Mission Energy, Senior Notes:
80,000	7.750% due 6/15/16	68,400
30,000	7.200% due 5/15/19	22,875
45,000	7.625% due 5/15/27	30,713
921,352	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17 (f)	656,463
130,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	129,187

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Independent Power Producers & Energy Traders — 1.1% (continued)
5,000	NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	$5,019
	Total Independent Power Producers & Energy Traders	1,432,607
	TOTAL UTILITIES	2,616,311
	TOTAL CORPORATE BONDS & NOTES (Cost — $49,887,547)	49,230,294
ASSET-BACKED SECURITIES — 12.3%
FINANCIALS — 12.3%
Automobiles — 0.7%
630,000	Hertz Vehicle Financing LLC, 4.260% due 3/25/14 (a)	628,413
309,186	Honda Auto Receivables Owner Trust, 4.470% due 1/18/12	314,907
	Total Automobiles	943,320
Home Equity — 10.1%
310,962	Asset Backed Funding Certificates, 0.541% due 1/25/35 (d)	240,857
	Bear Stearns Asset-Backed Securities Trust:
75,760	0.681% due 10/27/32 (d)	50,444
1,472,419	6.000% due 10/25/36	814,335
776,378	Chase Funding Mortgage Loan Asset-Backed Certificates, 3.985% due 11/25/33	653,677
	Countrywide Asset-Backed Certificates:
575,655	1.266% due 8/25/47 (a)(d)	314,795
683,267	1.131% due 10/25/47 (d)	440,378
270,027	EMC Mortgage Loan Trust, 0.781% due 3/25/31 (a)(d)	235,854
1,829,886	First Horizon ABS Trust, 0.361% due 10/25/26 (d)	820,858
1,399,877	GMAC Mortgage Corp. Loan Trust, 0.411% due 12/25/36 (d)	563,298
845,432	Greenpoint Home Equity Loan Trust, 0.793% due 8/15/30 (d)	521,953
143,542	GSAMP Trust, 1.831% due 11/25/34 (d)	33,927
181,319	GSRPM Mortgage Loan Trust, 0.631% due 10/25/46 (a)(d)	87,033
686,496	Home Equity Mortgage Trust, 0.391% due 7/25/36 (d)	191,373
278,219	IXIS Real Estate Capital Trust, 0.571% due 2/25/36 (d)	241,609
	Lehman XS Trust:
520,128	0.531% due 11/25/35 (d)	297,835
1,520,330	(Structured Asset Securities Corp.), 1.731% due 7/25/35 (d)	924,980
	Long Beach Mortgage Loan Trust:
234,371	1.056% due 9/25/31 (d)	137,688
822,409	1.356% due 5/25/32 (d)	528,097
112,047	MASTR Second Lien Trust, 0.501% due 9/25/35 (d)	94,161
592,358	MASTR Specialized Loan Trust, 0.601% due 1/25/37 (a)(d)	154,013
1,301,039	Merrill Lynch Mortgage Investors Trust, 0.681% due 2/25/47 (d)	558,031
	Morgan Stanley ABS Capital I:
1,100,000	0.601% due 2/25/37 (d)	9,321
1,000,000	0.651% due 2/25/37 (d)	5,672
800,000	0.781% due 2/25/37 (d)	3,427
500,000	1.236% due 2/25/37 (d)	2,282
700,000	1.436% due 2/25/37 (d)	2,118
74,135	Morgan Stanley Capital Inc., 0.761% due 9/25/34 (d)	57,452
127,107	Morgan Stanley Mortgage Loan Trust, 0.351% due 10/25/36 (d)	127,187
250,601	Option One Mortgage Loan Trust, 0.636% due 2/25/35 (d)	193,948
	RAAC Series:
1,497,450	0.506% due 5/25/36 (a)(d)	721,151
419,636	0.486% due 2/25/37 (a)(d)	259,995
397,664	1.436% due 9/25/37 (d)	255,959
879,008	0.526% due 1/25/46 (a)(d)	532,096
1,200,000	1.036% due 10/25/46 (a)(d)	37,818
1,392,070	0.586% due 11/25/46 (a)(d)	668,476

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Home Equity — 10.1% (continued)
	Renaissance Home Equity Loan Trust:
252,139	0.666% due 6/25/33 (d)	$164,074
204,425	0.676% due 8/25/33 (d)	137,815
128,633	Renaissance Net Interest Margin Trust, 8.353% due 6/25/37 (a)	161
	SACO I Trust:
311,628	0.936% due 9/25/35 (d)	78,319
965,147	0.406% due 3/25/36 (d)	144,134
894,380	0.466% due 4/25/36 (d)	150,914
107,070	Sail Net Interest Margin Notes, 5.500% due 3/27/34 (a)(c)	0
193,144	Structured Asset Investment Loan Trust, 1.531% due 10/25/34 (d)	16,013
	Structured Asset Securities Corp.:
949,558	0.501% due 5/25/31 (a)(d)	446,918
290,000	0.411% due 5/25/47 (d)	69,257
733,965	5.550% due 3/25/34	642,273
812,184	5.070% due 3/25/35 (d)	589,203
500,000	Washington Mutual Inc. Asset-Backed Certificates, 1.281% due 5/25/47 (d)	2,388
	Total Home Equity	13,223,567
Manufactured Housing — 0.5%
572,049	Conseco Finance Securitizations Corp., 8.310% due 5/1/32 (d)	446,741
240,727	Vanderbilt Mortgage Finance, 9.250% due 7/7/30 (d)	205,117
	Total Manufactured Housing	651,858
Student Loan — 1.0%
	SLC Student Loan Trust:
543,397	0.654% due 9/15/14 (d)	543,681
720,000	1.854% due 12/15/32 (d)	756,113
	Total Student Loan	1,299,794
	TOTAL ASSET-BACKED SECURITIES (Cost — $28,656,709)	16,118,539
COLLATERALIZED MORTGAGE OBLIGATIONS — 24.8%
347,923	Adjustable Rate Mortgage Trust, 0.501% due 2/25/36 (d)	190,500
	American Home Mortgage Investment Trust:
327,755	1.031% due 11/25/45 (d)	259
504,816	5.350% due 11/25/45 (d)	369,300
	Banc of America Funding Corp.:
553,519	6.000% due 5/20/33	558,791
818,917	1.663% due 6/20/35 (d)	386,514
898,561	Bear Stearns Alt-A Trust, 0.871% due 4/25/34 (d)	679,699
732,673	Bear Stearns ARM Trust, 3.131% due 11/25/34 (d)	617,870
924,327	Countrywide Alternative Loan Trust, 0.463% due 7/20/35 (d)	489,627
91,813	Countrywide Home Loan, Mortgage Pass-Through Trust, 0.566% due 2/25/35 (d)	49,004
	Countrywide Home Loans:
1,377,078	5.310% due 2/20/36 (d)	875,262
1,063,549	3.230% due 9/25/34 (d)	717,043
1,591,068	0.501% due 3/25/35 (d)	1,077,617
928,895	0.631% due 9/25/35 (a)(d)	698,195
	Downey Savings & Loan Association Mortgage Loan Trust:
882,645	0.563% due 8/19/45 (d)	472,210
517,447	2.539% due 3/19/46 (d)	220,657
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
2,944,812	5.000% due 1/15/19 (c)(h)	278,464
3,257,707	5.000% due 5/15/23 (c)(h)	329,397
105,153	5.000% due 1/15/24 (c)(h)	37

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
2,302,337	5.000% due 7/15/26 (c)(h)	$37,897
3,874,589	PAC-1 IO, 5.000% due 3/15/22 (c)(h)	385,580
	Federal National Mortgage Association (FNMA), STRIPS, IO:
2,857,581	5.500% due 7/1/18 (c)(d)(h)	353,011
9,650,106	5.000% due 7/1/33 (c)(h)	2,161,271
900,000	Greenwich Capital Commercial Funding Corp., 4.755% due 6/10/36	903,940
950,000	GS Mortgage Securities Corp. II, 6.712% due 8/15/18 (a)	982,643
	GSMPS Mortgage Loan Trust:
322,940	0.461% due 2/25/35 (a)(d)	258,352
1,265,720	0.581% due 3/25/35 (a)(d)	1,023,473
	Harborview Mortgage Loan Trust:
332,258	0.583% due 1/19/35 (d)	178,116
360,848	5.316% due 12/19/35 (d)	271,957
2,627,792	IMPAC Secured Assets Corp., 0.551% due 3/25/36 (d)	1,013,937
	Indymac Index Mortgage Loan Trust:
384,957	0.661% due 9/25/34 (d)	243,197
109,514	0.631% due 11/25/34 (d)	56,445
121,877	0.621% due 12/25/34 (d)	75,639
944,779	5.256% due 10/25/35 (d)	715,462
1,191,844	JPMorgan Chase Commercial Mortgage Securities Corp., 5.320% due 6/12/47	1,215,596
1,208,996	Luminent Mortgage Trust, 0.431% due 2/25/46 (d)	606,234
	MASTR ARM Trust:
275,571	3.065% due 12/25/33 (d)	228,710
917,377	1.437% due 12/25/46 (d)	275,213
	MASTR Reperforming Loan Trust:
1,017,715	0.581% due 5/25/35 (a)(d)	809,215
307,228	4.497% due 5/25/36 (a)(d)	249,583
659,484	5.809% due 5/25/36 (a)(d)	580,975
1,402,956	Morgan Stanley Mortgage Loan Trust, 5.235% due 5/25/36 (d)	776,206
578,539	Residential Accredit Loans Inc., 0.516% due 12/25/45 (d)	304,142
	Structured ARM Loan Trust:
1,014,787	0.601% due 7/25/34 (d)	670,248
211,332	3.844% due 1/25/35 (d)	147,531
	Structured Asset Mortgage Investments Inc.:
612,999	0.533% due 7/19/34 (d)	481,085
1,197,292	0.461% due 2/25/36 (d)	674,389
564,124	0.441% due 4/25/36 (d)	323,818
	Structured Asset Securities Corp.:
201,259	1.336% due 2/25/28 (d)	172,193
137,799	1.231% due 3/25/28 (d)	120,370
429,857	1.171% due 8/25/28 (d)	269,917
358,202	0.581% due 3/25/35 (a)(d)	272,949
385,984	0.581% due 4/25/35 (a)(d)	298,565
360,259	0.581% due 6/25/35 (a)(d)	270,715
5,580,564	5.059% due 6/25/35 (a)(d)	4,610,869
525,891	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47 (a)(c)(d)(e)	50,087
	Washington Mutual Inc. Mortgage Pass-Through Certificates:
853,477	0.610% due 11/25/34 (d)	634,280
375,000	5.838% due 8/25/46 (d)	226,882
	Washington Mutual Inc. Pass-Through Certificates:
359,116	1.484% due 4/25/46 (d)	177,052
304,630	5.574% due 3/25/37 (d)	210,442
700,725	0.591% due 7/25/45 (d)	317,882

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
829,958	Wells Fargo Mortgage Backed Securities Trust, 4.616% due 1/25/35 (d)	$727,030
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $39,275,027)	32,373,544
COLLATERALIZED SENIOR LOANS — 8.5%
CONSUMER DISCRETIONARY — 3.2%
Auto Components — 0.5%
747,056	Allison Transmission Inc., Term Loan B, 2.990% - 3.040% due 2/10/10 (d)	687,852
Distributors — 0.5%
941,199	Keystone Auto Industry Inc., Term Loan B, 3.741% - 3.784% due 3/31/10 (d)	609,426
Hotels, Restaurants & Leisure — 0.3%
750,000	BLB Worldwide Holdings Inc., Term Loan, 3.250% due 3/31/10 (b)(d)	50,625
460,941	Harrahs Operating Co. Inc., Term Loan B2, 3.282% due 1/26/10 (d)	374,610
	Total Hotels, Restaurants & Leisure	425,235
Media — 1.5%
980,000	Charter Communications Operating LLC, First Lien, 2.260% due 2/26/10 (d)	920,791
	CSC Holdings Inc., Term Loan:
447,658	2.004% - 2.046% due 3/31/10 (d)	434,415
236,049	2.004% - 2.046% due 3/31/10 (d)	229,066
387,689	Idearc Inc., Term Loan, 10.250% due 3/31/10	382,649
	Total Media	1,966,921
Multiline Retail — 0.4%
491,810	Neiman Marcus Group Inc., Term Loan B, 2.255% due 3/8/10 (d)	447,196
	TOTAL CONSUMER DISCRETIONARY	4,136,630
ENERGY — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
	Ashmore Energy International:
47,569	Synthetic Revolving Credit Facility, 3.231% due 1/29/10 (d)	43,704
323,651	Term Loan, 3.251% due 3/31/10 (d)	297,354
	Targa Resources Inc., Term Loans:
40,113	2.231% due 1/29/10 (d)	40,085
32,258	Tranche A, 0.126% due 3/31/10 (d)	32,379
	TOTAL ENERGY	413,522
FINANCIALS — 0.4%
Diversified Financial Services — 0.4%
488,750	Chrysler Financial, Term Loan B, 4.240% due 1/15/10 (d)	477,753
HEALTH CARE — 1.6%
Health Care Providers & Services — 1.6%
	Community Health Systems Inc.:
474,833	Delayed Draw Term Loan, 2.506% due 2/26/10 (d)	448,849
24,270	Term Loan B, 2.506% due 2/26/10 (d)	22,942
744,073	HCA Inc., Term Loan B, 2.501% due 3/31/10 (d)	712,170
914,626	Health Management Association, Term Loan B, 2.001% due 3/31/10 (d)	854,947
	TOTAL HEALTH CARE	2,038,908
INDUSTRIALS — 0.8%
Trading Companies & Distributors — 0.8%
1,332,172	Penhall International Corp., Term Loan, 9.631% due 4/1/10 (d)	73,270
1,000,000	Transdigm Inc. Term B, 2.249% due 3/23/10 (d)	962,143
	TOTAL INDUSTRIALS	1,035,413

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†		Security	Value
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.5%
746,183		First Data Corp., Term Loan B2, 2.999% - 3.001% due 3/31/10 (d)	$665,782
MATERIALS — 0.3%
Containers & Packaging — 0.3%
497,442		Berry Plastics Group Inc., Term Loan C, 2.254% due 3/15/10 (d)	434,174
TELECOMMUNICATION SERVICES — 0.3%
Diversified Telecommunication Services — 0.3%
500,000		Level 3 Communications Inc., Term Loan, 2.530% due 1/13/10 (d)	456,250
UTILITIES — 1.1%
Electric Utilities — 0.6%
977,500		TXU Corp., Term Loan B, 3.735% - 3.751% due 3/31/10 (d)	798,495
Independent Power Producers & Energy Traders — 0.5%
705,702		NRG Energy Inc., Term Loan, 1.981% - 2.001% due 3/31/10 (d)	673,152
		TOTAL UTILITIES	1,471,647
		TOTAL COLLATERALIZED SENIOR LOANS (Cost — $14,144,874)	11,130,079
MORTGAGE-BACKED SECURITIES — 7.0%
FHLMC — 3.2%
		Federal Home Loan Mortgage Corp. (FHLMC):
166,649		4.751% due 4/1/35 (d)(h)	171,711
2,486,875		5.983% due 7/1/36 (d)(h)	2,573,200
172,299		5.784% due 4/1/37 (d)(h)	182,770
118,786		5.882% due 4/1/37 (d)(h)	126,480
815,873		4.854% due 10/1/37 (d)(h)	856,417
245,480		Gold, 7.000% due 6/1/17 (h)	259,629
		Total FHLMC	4,170,207
FNMA — 3.8%
		Federal National Mortgage Association (FNMA):
436,727		3.277% due 1/1/33 (d)(h)	450,967
2,485,493		3.524% due 5/1/33 (d)(h)	2,554,057
613,092		3.583% due 1/1/35 (d)(h)	623,256
1,212,225		4.405% due 1/1/35 (d)(h)	1,260,729
105,248		5.829% due 3/1/36 (d)(h)	111,171
22,183		5.350% due 12/1/36 (d)(h)	23,026
		Total FNMA	5,023,206
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $8,973,558)	9,193,413
SOVEREIGN BONDS — 2.2%
Brazil — 0.3%
740,000	BRL	Brazil Nota do Tesouro Nacional, Notes, 10.000% due 1/1/12	411,399
El Salvador — 0.0%
29,000		Republic of El Salvador, 8.250% due 4/10/32 (a)	30,305
Mexico — 0.5%
565,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	598,900
Panama — 0.5%
		Republic of Panama:
22,000		7.250% due 3/15/15	25,135
391,000		9.375% due 4/1/29	521,985

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Face Amount†	Security	Value
Panama — 0.5% (continued)
106,000	6.700% due 1/26/36	$112,360
	Total Panama	659,480
Russia — 0.4%
314,000	Russian Federation, 12.750% due 6/24/28 (a)	539,688
Venezuela — 0.5%
	Bolivarian Republic of Venezuela:
24,000	8.500% due 10/8/14	19,020
232,000	5.750% due 2/26/16 (a)	151,960
	Collective Action Securities:
105,000	9.375% due 1/13/34	71,137
500,000	Notes, 10.750% due 9/19/13	442,500
	Total Venezuela	684,617
	TOTAL SOVEREIGN BONDS (Cost — $3,059,550)	2,924,389
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.3%
U.S. Government Agency — 0.2%
271,910	Federal National Mortgage Association (FNMA), One Year CMT ARM, 3.389% due 5/1/28 (d)(h)	275,871
U.S. Government Obligation — 0.1%
60,000	U.S. Treasury Notes, 3.375% due 11/15/19	57,732
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $327,532)	333,603

Shares
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
2,966	Charter Communications Inc., Class A Shares *	105,309
1,864	Idearc Inc.	88,543
	TOTAL CONSUMER DISCRETIONARY	193,852
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
116	SemGroup Corp., Class A Shares (e)*	2,794
INDUSTRIALS — 0.0%
Building Products — 0.0%
44	Nortek Inc. *	1,554
MATERIALS — 0.1%
Chemicals — 0.1%
3,741	Georgia Gulf Corp. *	65,019
	TOTAL COMMON STOCKS (Cost — $424,330)	263,219
CONVERTIBLE PREFERRED STOCK — 0.1%
FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
800	Citigroup Inc., 7.500% due 12/15/12* (Cost — $80,000)	83,472
PREFERRED STOCKS — 0.4%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
100	Ford Motor Co., Series F, 7.550%	1,833

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

Shares	Security	Value
Media — 0.0%
559	CMP Susquehanna Radio Holdings Corp., 0.000% (a)(c)(d)(e)*	$1
	TOTAL CONSUMER DISCRETIONARY	1,834
FINANCIALS — 0.4%
Consumer Finance — 0.4%
700	GMAC Inc., 7.000% (a)*	461,431
Diversified Financial Services — 0.0%
600	Preferred Plus, Trust, Series FRD-1, 7.400%	11,100
1,700	Saturns, Series F 2003-5, 8.125%	37,995
	Total Diversified Financial Services	49,095
	TOTAL FINANCIALS	510,526
	TOTAL PREFERRED STOCKS (Cost — $248,596)	512,360

Warrants
WARRANTS — 0.0%
30	Buffets Restaurant Holdings, Expires 4/28/14 (c)(e)*	0
22	Charter Communications Inc., Expires 11/30/14*	111
639	CNB Capital Trust, Expires 3/23/19 (a)(c)(e)*	1
115	Nortek Inc., Expires 12/7/14 (e)*	1,469
123	SemGroup Corp., Expires 11/30/14 (c)(e)*	0
	TOTAL WARRANTS (Cost — $1,531)	1,581
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $145,079,254)	122,164,493

Face Amount†
SHORT-TERM INVESTMENTS — 5.8%
U.S. Government Agencies — 1.0%
	Federal Home Loan Bank (FHLB), Discount Notes:
230,000	0.451% due 1/6/10 (i)	229,994
380,000	0.040% due 1/25/10 (i)(j)	379,991
647,000	Federal National Mortgage Association (FNMA), Discount Notes, 0.401% due 1/25/10 (h)(i)(j)	646,849
	Total U.S. Government Agencies (Cost — $1,256,834)	1,256,834
Repurchase Agreement — 4.8%
6,314,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity - $6,314,004; (Fully collateralized by U.S. government agency obligation, 0.900% due 4/8/10; Market value - $6,440,965) (Cost - $6,314,000)	6,314,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $7,570,834)	7,570,834
	TOTAL INVESTMENTS — 99.3% (Cost — $152,650,088#)	129,735,327
	Other Assets in Excess of Liabilities — 0.7%	873,531
	TOTAL NET ASSETS — 100.0%	$130,608,858

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of December 31, 2009.
(c)	Illiquid security.

See Notes to Schedule of Investments.

Western Asset Variable Rate Strategic Fund Inc.

Schedule of Investments (unaudited) (continued)	December 31, 2009

(d)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(i)	Rate shown represents yield-to-maturity.
(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	- Adjustable Rate Mortgage
BRL	- Brazilian Real
CMT	- Constant Maturity Treasury
GMAC	- General Motors Acceptance Corp.
GSAMP	- Goldman Sachs Alternative Mortgage Products
IO	- Interest Only
MASTR	- Mortgage Asset Securitization Transactions Inc.
PAC	- Planned Amortization Class
RUB	- Russian Ruble
STRIPS	- Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
50	Eurodollar Futures, Put	3/15/10	$98.75	$312
24	Eurodollar Futures, Put	6/14/10	98.50	3,150
73	Eurodollar Futures, Put	6/14/10	98.63	11,863
111	Eurodollar Futures, Put	9/13/10	98.38	55,500
	Total Written Options (Premiums Received — $119,062)			$70,825

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1–quoted prices in active markets for identical investments

•                  Level 2–other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$49,230,294	—	$49,230,294
Asset-backed securities	—	16,118,539	—	16,118,539
Collateralized mortgage obligations	—	32,373,544	—	32,373,544
Collateralized senior loans	—	11,130,079	—	11,130,079
Mortgage-backed securities	—	9,193,413	—	9,193,413
Sovereign Bonds	—	2,924,389	—	2,924,389
U.S. government & agency obligations	—	333,603	—	333,603
Common stocks:
Energy	—	—	$2,794	2,794
Other common stocks	$260,425	—	—	260,425
Convertible preferred stocks	83,472	—	—	83,472
Preferred stocks:
Consumer discretionary	1,833	—	1	1,834
Financials	49,095	461,431	—	510,526
Warrants	—	111	1,470	1,581
Total long-term investments	$394,825	$121,765,403	$4,265	$122,164,493
Short-term investments†	—	7,570,834	—	7,570,834
Total investments	$394,825	$129,336,237	$4,265	$129,735,327
Other financial instruments:
Written options	(70,825)	—	—	(70,825)
Futures contracts	(544,962)	—	—	(544,962)
Forward foreign currency contracts	—	(42,468)	—	(42,468)
Interest rate swaps‡	—	(2,391,790)	—	(2,391,790)
Credit default swaps on credit indices - sell protection‡	—	(9,969)	—	(9,969)
Total other financial instruments	$(615,787)	$(2,444,227)	$—	$(3,060,014)
Total	$(220,962)	$126,892,010	$4,265	$126,675,313

Notes to Schedule of Investments (unaudited) (continued)

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			PREFERRED
	CORPORATE	COMMON	STOCKS
	BONDS &	STOCKS	CONSUMER
INVESTMENTS IN SECURITIES	NOTES	ENERGY	DISCRETIONARY	WARRANTS	TOTAL
Balance as of September 30, 2009	$3,775	$—	$237	$18	$4,030
Accrued premium/discounts	190	—	—	—	190
Realized gain/(loss)(1)	—	—	—	—	—
Change in unrealized appreciation
(depreciation)(2)	(1,323)	(807)	(236)	(17)	(2,383)
Net purchases (sales)	—	3,601	—	1,469	5,070
Net transfers in and/or out of Level 3	(2,642)	—	—	—	(2,642)
Balance as December 31, 2009	$—	$2,794	$1	$1,470	$4,265
Net unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009(2)	$—	$(807)	$(236)	(17)	$(1,060)

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) included net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

Notes to Schedule of Investments (unaudited) (continued)

repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a Forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Notes to Schedule of Investments (unaudited) (continued)

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in these statements. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps. The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to Schedule of Investments (unaudited) (continued)

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.  The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced.  Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar

Notes to Schedule of Investments (unaudited) (continued)

equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(m) Credit and Market Risk.  The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Other Risks.  Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(o) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,099,372
Gross unrealized depreciation	(28,014,133)
Net unrealized depreciation	$(22,914,761)

At December 31, 2009, the Fund had the following open futures contracts:

	Number of	Expiration	Basis	Market	Unrealized
	Contracts	Date	Value	Value	Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	1	3/10	$247,011	$249,113	$2,102
90-Day Eurodollar	260	9/10	63,881,603	64,285,000	403,397
U.S. Treasury 2-Year Notes	8	3/10	1,739,651	1,730,125	(9,526)
U.S. Treasury 5-Year Notes	521	3/10	60,534,381	59,593,446	(940,935)
Net Unrealized Loss on Open Future Contracts					$(544,962)

Notes to Schedule of Investments (unaudited) (continued)

At December 31, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Euro	887,923	$1,272,812	2/17/10	$(42,468)

During the period ended December 31, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2009	123	$59,800
Options written	135	59,262
Options closed	—	—
Options expired	—	—
Written options, outstanding December 31, 2009	258	$119,062

At December 31, 2009, the Fund held the following open swap contracts:

			PERIODIC	PERIODIC	UPFRONT
			PAYMENTS	PAYMENTS	PREMIUMS
	NOTIONAL	TERMINATION	MADE BY	RECEIVED BY	PAID/	UNREALIZED
SWAP COUNTERPARTY	AMOUNT	DATE	THE FUND ‡	THE FUND ‡	(RECEIVED	DEPRECIATION
Interest Rate Swaps:
Barclay’s Capital Inc.	$5,520,000	3/18/19	4.250%	3-Month LIBOR	$86,338	(251,867)
JPMorgan Chase Bank	10,000,000	1/7/15	4.665%	6-Month LIBOR	—	(796,699)
JPMorgan Chase Bank	18,000,000	12/7/14	4.655%	6-Month LIBOR	—	(1,429,562)
Total	$33,520,000				$86,338	$(2,478,128)

‡ Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

			PERIODIC		UPFRONT
			PAYMENTS		PREMIUMS
SWAP COUNTERPARTY	NOTIONAL	TERMINATION	RECEIVED BY	MARKET	PAID/	UNREALIZED
(REFERENCE ENTITY)	AMOUNT(2)	DATE	THE FUND‡	VALUE(3)	(RECEIVED)	APPRECIATION
JPMorgan Chase Bank (CDX North America High Yield Index)	$2,697,000	6/20/12	2.750% quarterly	$(9,969)	$(69,945)	$59,976

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡ Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2009.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at Value	Total
Interest Rate Contracts	405,499	(950,461)	(70,825)	—	—	(2,391,790)	(3,007,577)
Foreign Exchange Contracts	—	—	—	—	(42,468)	—	(42,468)
Credit Contracts	—	—	—	—	—	(9,969)	(9,969)
Total	405,499	(950,461)	(70,825)	—	(42,468)	(2,401,759)	(3,060,014)

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund, Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  February 25, 2010

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:   February 25, 2010